UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2009

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by QuickLogic Corporation on November 17, 2009 solely to replace the form of Subscription Agreement filed as Exhibit 10.1 thereto with a revised form of Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K/A.

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

As previously reported on a Form 8-K filed by QuickLogic Corporation (the “Company”) on November 17, 2009, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) in which Needham & Company, LLC served as the exclusive placement agent (the “Placement Agent”) relating to a registered direct offering by the Company to select investors of up to an aggregate of 4,305,929 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), and warrants to purchase up to an aggregate of 3,229,446 shares of Common Stock (the “Warrants”) at an exercise price of $2.15 per Warrant.

The Common Stock and Warrants will be sold pursuant to the Subscription Agreements (the “Subscription Agreements”), each dated November 17, 2009, the form of which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed on November 17, 2009. The parties have modified Section 4.6 of Annex I of the form of Subscription Agreement to remove certain restrictions on transfer and certain other related transactions. The revised form of Subscription Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and replaces in its entirety the form of Subscription Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 17, 2009.

The foregoing is only a brief description of the revisions to the form of Subscription Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the form of Subscription Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated closing of the offering and the amount of net proceeds expected from the offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including its annual report on Form 10-K for the fiscal year ended December 28, 2008 and quarterly report on Form 10-Q for the three month period ended September 27, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2009	QuickLogic Corporation

/s/ RALPH S. MARIMON
Ralph S. Marimon
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement.